Exhibit 10.1

         THIS LEASE, dated the ___ day of September, 2000, between 1413 Chestnut Street Partnership, 501 Watchung Avenue, Watchung, New Jersey 07060, (hereinafter designated as "Landlord"), and Vidikron of America, Inc., 150 Bay Street, 8th Floor, Jersey City, New Jersey 07302, (hereinafter designated "Tenant").

                              W I T N E S S E T H:


                                    ARTICLE I
                               Demise and Premises
                              ---------------------

         Section 1.01 Demise  and  Premises. Landlord does  hereby   demise  and
                      ----------------------
lease to Tenant, and Tenant does hereby take and hire from Landlord, the premises described as follows: 1413 Chestnut Avenue, Hillside, New Jersey, previously occupied by ATW Trading Corporation, Inc.

         TO HAVE AND TO HOLD from the Term, as defined herein, and subject to the terms, covenants and conditions herein contained, which each of the parties hereto expressly covenants and agrees to keep, perform and observe.

                                   ARTICLE II
                                      Term
                                      ----

         Section 2.01 Term. The term of this Lease (herein the "Term") shall be
                      -----
for a period of five (5) years commencing November 1, 2000, and expiring on October 31, 2005.

                                  ARTICLE III
                                Rent and Payment
                                ----------------

         Section 3.01 Rent During Term ("Basic Rent").  Landlord  reserves   and
                      ------------------------------
Tenant covenants to pay to Landlord, without demand or notice, and without any set-off or deduction, a net basic rental (herein the "Basic Rent") as follows:

         For the period November 1, 2000 to October 31, 2001, the annual basic rental shall be SEVENTY THREE THOUSAND ONE HUNDRED TWENTY-FIVE AND 00/100 ($73,125.00) DOLLARS, payable in equal monthly installments of SIX THOUSAND NINETY-THREE AND 75/100 ($6,093.75) DOLLARS.

         For the period November 1, 2001 to October 31, 2002, the annual basic rental shall be SEVENTY EIGHT THOUSAND AND 00/100 ($78,000.00) DOLLARS, payable in equal monthly installments of SIX THOUSAND FIVE HUNDRED AND 00/100 ($6,500.00) DOLLARS.

         For the period November 1, 2002 to October 31, 2003, the annual basic rental shall be EIGHTY TWO THOUSAND EIGHT HUNDRED SEVENTY-FM AND 00/100 ($82,875.00) DOLLARS, payable in equal monthly installments of SIX THOUSAND NINE HUNDRED SIX AND 25/100 ($6,906.25) DOLLARS.

         For the period November 1, 2003 to October 31, 2004, the annual basic rental shall be EIGHTY SEVEN THOUSAND SEVEN HUNDRED FIFTY AND 00/100 ($87,750.00) DOLLARS, payable in equal monthly installments of SEVEN THOUSAND THREE HUNDRED TWELVE AND 50/100 ($7,312.50) DOLLARS.

         For the period November 1, 2004 to October 31, 2005, the annual basic rental shall be NINETY TWO THOUSAND SIX HUNDRED TWENTY-FIVE AND 00/100 ($92,625.00) DOLLARS, payable in equal monthly installments of SEVEN THOUSAND SEVEN HUNDRED EIGHTEEN AND 75/100 ($7,718.67) DOLLARS.

         Section 3.02 Payment of Rent. The  Basic  Rent and all additional rents
                      ---------------
and moneys payable to Landlord under this Lease shall be paid at the above address of Landlord or at such other address as may be specified by Landlord from time to time by notice given to Tenant. Said rent shall be due and payable on or before the first (1st) of each and every month during the entire term of this Lease Agreement.

         Additional rentals required by the Lease may be paid by Tenant, at the Landlord's option, in monthly installments in such amounts as are estimated and billed by Landlord at the beginning of a twelve (12) month period commencing and ending on dates designated by Landlord, each such installment being due on the first (1st) day of each month.

                                   ARTICLE IV
                              Taxes and Impositions
                              ---------------------

         Section 4.01 Real Estate Taxes and Impositions.   As   additional  rent
                      ---------------------------------
hereunder,  Tenant shall reimburse to Landlord upon demand or in accordance with
Section 4.03 hereinbelow, at the Landlord's option, Tenant's Pro Rata Share (as defined hereafter) of the Real Property Taxes (as defined hereinbelow) and assessments (whether special, for improvements or otherwise) levied and assessed against the land and building owned by the Landlord of which the Premises form a part.

         Section 4.02 Definition. The term "Real Property Taxes" means all  real
                     -----------
property taxes currently in existence on the land and buildings of which the Premises are part, together with any and all taxes or imposts which may at some future time be levied by any governmental entity in total or partial substitution for current real property taxes, including, without limiting the generality thereof, personal property taxes, rental gross receipt taxes, leasehold improvement taxes, use and occupancy taxes and excise taxes.

         Section 4.03 Payment. Upon notice by the Landlord, Tenant shall deposit
                      -------
monthly, at the same time and place as the payment of Basic Rent, an amount equal to one-twelfth (1/12) of the Landlord's reasonable estimate of Tenant's Pro Rata Share of the annual Real Property Taxes and assessments for the tax fiscal year. Any overpayment of the Tenant's Pro Rata Share of such increase in Real Property Taxes and assessments for any tax fiscal year shall be credited to rent thereafter due and payable, and any balance of such increase not covered by the monthly deposits shall be paid by the Tenant within ten (10) days of the Landlord's demand therefor. Any interest earned on the escrow deposits payable hereunder shall be and remain the property of the Landlord. Notwithstanding anything to the contrary contained herein or elsewhere in this Lease, if at any time the taxing authority shall direct payment from the Landlord for taxes and/or assessments in advance of presently established due dates, Tenant shall be required to make its payments to Landlord called for hereunder in a manner so as to permit Landlord to comply with any such directives.

         Section 4.04 Apportionment During First and Last Year of Term. The
                      -------------------------------------------------
amount of Real Property Taxes and assessments payable by Tenant during any partial calendar year during the Term shall be apportioned between Landlord and Tenant in accordance with the portion of the tax year within the Term.

                                    ARTICLE V
                                    Insurance
                                    ---------

         Section 5.01 Tenant's Insurance.  Throughout the Term Tenant shall:
                       ------------------

         a. Obtain and maintain in force Worker's Compensation Insurance as required by law;

         b. Maintain Public Liability Insurance (issued by an insurance company licensed to do business in New Jersey and reasonably acceptable to Landlord) covering the Premises in minimum limits of TWO MILLION DOLLARS ($2,000,000.00) per accident or occurrence for Personal Liability and FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) for Property Damage which insurance shall name Landlord and the holder(s) of any mortgage(s) affecting the Premises as additional assured thereunder, and

         c. Maintain Fire and Extended Coverage on Tenant's personal property on the Premises and on any leasehold improvements which may be placed on or affixed to the Premises by Tenant.

         Section 5.02 Policies.  Tenant  shall  at  all  times  during  the Term
                      --------
maintain in full force and effect and on deposit at Landlord's office a Certificate of Insurance or a duplicate original of the insurance policy, together with evidence of payment of premium. Any such policy shall provide that it shall not be cancelable without at least ten (10) days' prior written notice to Landlord. If Tenant shall default in maintaining such insurance, Landlord may, at its option and without waiving any of Landlord's right hereunder or releasing Tenant from any obligation hereunder, procure such insurance, and Tenant shall, on demand, reimburse Landlord, as additional rent, for the cost thereof with interest at the Lease Interest Rate (as hereinafter defined).

         Section 5.03 Landlord's Insurance.  Landlord  shall  maintain  fire and
                      --------------------
extended coverage, general liability insurance and any and all other types of insurance, which in the Landlord's reasonable judgment, is necessary and appropriate for Landlord's ownership and operation of the building of which the Premises are a part. Tenant shall not keep anything in the Premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction Tenant shall pay to the Landlord as additional rent, within ten (10) days of demand therefore, its Pro Rata Share of the amounts of insurance premiums, and any expenses related thereto, payable by the Landlord. Tenant shall pay, as additional rent, all costs, expenses, fines, penalties or damages which may be imposed upon the Landlord by reason of the Tenant's failure to comply with the provisions of this Section 5.03.

         Section 5.04 Right of Termination.  If  Landlord  shall  be  unable  to
                      --------------------
procure fire and extended coverage insurance because of Tenant's use of the Premises, Landlord shall have the right to terminate this Lease upon written notice to Tenant specifying the reason for such termination, and the rent shall be adjusted between the parties hereto as of the date of termination specified in such notice.

         Section 5.05 Waiver of Subrogation.  Landlord  hereby  releases  Tenant
                      ---------------------
from liability for damage or destruction to the land and buildings of which the Premises are part, and Tenant hereby releases Landlord for liability for damage or destruction to any of its personal property or leasehold improvements, provided, however, that such releases shall be in force and effect only in respect of damage or destruction covered by standard policies of fire insurance with extended coverage (as maintained by the Tenant or Landlord pursuant to this Lease), and such waivers shall be in effect solely to the extent of proceeds under any said policy. Tenant and Landlord shall each cause any policies of insurance maintained by it with respect to the Premises and the personal property contained therein or appurtenant thereto and with respect to the building of which the Premises form a part, to contain a waiver by the insurers of any rights of subrogation.

                                   ARTICLE VI
                                Lien of Landlord
                                ----------------

         Section 6.01 Lien of Landlord.  Landlord  is  hereby granted a lien, in
                      ----------------
addition to any statutory lien or right to distrain that may exist, on all property of Tenant in or upon the Premises, to secure payment of the rent and performance of the covenants and conditions of this Lease. Such lien is agreed to constitute a security interest and this Lease a Security Agreement within the meaning of Article 9 of the Uniform Commercial Code of New Jersey (N.J.S.A. 12A:9-101 et seq.), filed with appropriate governmental agencies as evidence thereof, together with continuation thereto.

         Section 6.02 Enforcement of Lien Rights. Upon default by Tenant beyond
                      --------------------------
any grace period to cure same, Landlord shall have the right, as agent of Tenant, to take possession of any furniture, fixtures or other personal property of Tenant found in or about the Premises, and sell the same at public or private sale and to apply the proceeds thereof to the payment of any moneys becoming due under the Lease, the Tenant hereby waiving the benefit of all laws exempting property from execution, levy and sale on distress or judgment. Tenant agrees to pay, as additional rent, all reasonable attorney's fees and other expenses incurred by Landlord in enforcing its lien given above.

                                  ARTICLE VII
                                Mechanic's Liens
                                ----------------

         Section 7.01 Mechanic's Liens Prohibited. Tenant shall not suffer any
                      ---------------------------
mechanic's notice of intention or lien claim to be filed against the Premises by reason of work, labor, services or materials performed for or furnished to Tenant or to anyone holding the Premises, or any part thereof, through or under Tenant.

         Section 7.02 Landlord's Remedy for Tenant's Breach.  If  Tenant   shall
                      -------------------------------------
fail to remove or discharge any aforesaid mechanic's notice of intention or lien claim within fourteen (14) days after notice of knowledge of the filing of same, then in addition to all other rights of Landlord hereunder or by law upon a default by Tenant, Landlord may, at its option, procure the removal or discharge of same. Any amount paid by Landlord for such purpose, including all reasonable attorney's fees and other expenses therefor, together with interest thereon at the Lease Interest Rate (as hereinafter defined), shall become due and payable from Tenant to Landlord as additional rent, and in the event of Tenant's failure to pay therefor within fifteen (15) days after demand, the same shall be added to and be due and payable with the next month's rent.

                                  ARTICLE VIII
                                   Alterations

         Section 8.01 Alterations.  Tenant  shall  make  no changes in or to the
                      -----------
Premises without Landlord's prior written consent Subject to the prior written consent of Landlord, and to the provisions of this Article, Tenant may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the Premises by using contractors or mechanics first approved in writing by Landlord. All fixtures, all electrical items and all paneling, partitions, railings and like installations, installed in the Premises at any time, either by Tenant or by Landlord in Tenant's behalf, shall become the property of Landlord and shall remain upon and be surrendered with the Premises unless Landlord, by notice to Tenant no later than thirty (30) days prior to the date fixed as the termination of this Lease or before sixty (60) days after the expiration of this Lease, elects to have them removed by Tenant, in which event the same shall be removed from the Premises by Tenant forthwith. Nothing in this Article shall be construed to prevent Tenant's removal of trade fixtures, but upon removal of any such trade fixtures from the Premises or upon removal of other installations as may be required by the Landlord, Tenant shall immediately and at its expense repair and restore the Premises to the condition existing prior to installation, and shall repair any damage to the Premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the Term remaining in the Premises after Tenant's removal shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's Property or may be removed from the Premises by Landlord at Tenant's expense, which right of Landlord shall survive expiration of this Lease. Tenant shall, before making any alterations, additional, installation or improvements, obtain all permits, approvals, and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall promptly deliver duplicates of all such permits, approvals and certificates to Landlord; and Tenant agrees to carry such Worker's Compensation, General Liability, Personal and Property Damage Insurance as Landlord may reasonably require Tenant agrees to obtain and deliver to Landlord, written and unconditional waivers of mechanic's liens upon the real property in which the Premises are located, for all work, labor and services to be performed and materials to be furnished in connection with such work, signed by all contractors, sub-contractors, and laborers who become involved in such work. The work shall be done in a good and workmanlike manner and in compliance with all applicable laws, ordinances, codes, governmental rules, regulations and requirements, and in accordance with the standards, if any, of the Board of Fire Underwriters, or other organizations exercising the functions of a board of fire underwriters the jurisdiction of which includes the Premises.

                                   ARTICLE IX
                                     Repairs
                                     -------

         Section 9.01 Repairs.  Landlord  shall,  upon  reasonable  notice  from
                      -------
Tenant, make the necessary structural repairs to the exterior walls, and any load bearing interior walls and shall keep in good order, condition, and repair the exterior foundations, and roof of the building containing the Demised Premises (such obligation not to include all windows, and all operating parts such as overhead ducts or fans or skylights). Except for the above and for what may otherwise be specifically provided for in this Lease, Tenant shall be responsible for maintenance and repairs of and to the Premises, including but not limited to the following responsibilities: Tenant shall take good care of the Premises and the fixtures, appurtenances and systems in or affecting the Premises including (but not limited to) plumbing, sewers, gutters, downspouts, doors, painting, windows, electrical, heating, sprinkler and air conditioning, if any, and shall make all repairs thereto or replace as and when needed to preserve them in good working order and condition, and shall maintain the Premises in a clean, neat condition, and Landlord, at its option., shall maintain the parking area and other outside portions of the Premises, including but not limited to landscaping, paving repairs, sidewalk repairs all necessary removal of snow, ice and debris, and maintenance of lawns, shrubbery and entranceways and Tenant shall pay its Pro Rata of same. Tenant shall not permit or suffer the Premises to fall to such low temperature as would cause freezing of the water lines or sprinkler servicing the Premises; and, in default hereof, Tenant shall promptly effect and pay for all repairs the need for which shall arise from such freezing, and shall hold Landlord harmless from any loss, damage or liability caused by or arising out of such freezing. Notwithstanding anything above to the contrary, all damage or injury to the Premises or to any other part of said building, or to its fixtures, equipment and appurtenances, whether requiring structural or non-structural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, its servants, employees, invitees or licensees, shall be repaired promptly by Tenant at its sole costs and expense, to the reasonable satisfaction of Landlord and in accordance with Section 8.01 hereinabove. Tenant shall also repair all damage to the Premises and to the Building of which the Premises are part, caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class at least equal to the original work or construction. Any repair which Tenant is obligated to make hereunder may be made by Landlord, at Landlord's sole option, without any prior notice to Tenant (in which event Landlord shall not be liable for any injury to persons, damage to property or loss of business arising out of the making of such repairs) but at the sole expense of Tenant, and the expenses thereof incurred by Landlord
(together with interest at the Lease Interest Rate, as hereinafter defined) shall be collectible as additional rent with ten (10) days of demand therefore. There shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from the making or failing to make by Landlord, Tenant or others, of any repairs, alterations, additions or improvements in or to the fixtures, appurtenances or equipment thereof.

                                   ARTICLE X
                               Damage to Premises
                              --------------------

         Section 10.01 Notice.  If  the  Premises  or  any part thereof shall be
                       ------
damaged by fire or other casualty, Tenant shall give immediate notice thereof to Landlord, and this Lease shall continue in full force and effect except as hereinafter set forth.

         Section 10.02 Partial Damage. Subject to Section 10.03 hereinbelow,  if
                       --------------
Premises are partially damaged or rendered partially unusable by fire, the damages thereto shall be repaired by Tenant with all reasonable expedition, subject to delays due to adjustment of insurance.

         Section 10.03 Substantial Damage.  If  the  Premises  are substantially
                       ------------------
damaged or rendered wholly unusable or (whether or not the Premises are damaged in whole or in part) if the building of which the Premises are part shall be so damaged as, in Landlord's reasonable judgment, practically to require demolition or rebuilding thereof, then, in any of such events, Landlord may elect to terminate this Lease by written notice to Tenant given within ninety (90) days after such fire or casualty specifying a date for the expiration of this Lease, which date shall not be more than sixty (60) days after the giving of such notice, and upon the date specified in such notice the Term shall expire as fully and completely as if such date were the date set forth above for the expiration of this Lease, and Tenant shall forthwith quit, surrender and vacate the Premises, without prejudice, however, to Landlord's rights and remedies against Tenant under provisions of this Lease in effect prior to such termination, and any rent owing shall be paid up to such date, and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Landlord shall serve a termination notice as provided for herein, Landlord shall make the repairs and restorations with all reasonable expedition subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Landlord's control, and this Lease shall continue in full force and effect. It is understood that there shall be no abatement of rent for any period of time during which the Premises shall be in a damaged condition, whether or not the Premises shall be partially or wholly unusable.

         Section 10.04 Tenant's Property. Tenant acknowledges that Landlord will
                       -----------------
not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements or appurtenances removable by Tenant and agrees that Landlord will not be obligated to repair any damage thereto or replace same.

         Section 10.05 Mortgages.   It   is  understood  and  agreed  that   the
                       ---------
provisions of this Article X are subject to the rights of mortgages of Landlord's interest in the land and buildings of which the Premises are part.

                                   ARTICLE XI
                                 Eminent Domain
                                 --------------

         Section 11.01 Total Taking. In the event that any public authority or
                       ------------
agency holding the power of eminent domain under applicable law shall at any time during the Term condemn, or acquire title in lieu of condemnation to, all or substantially all of the Premises, this Lease shall terminate and expire as of the date upon which title shall vest in such authority, and Tenant shall pay rent only to the time of such vesting of title.

         Section 11.02 Partial Taking.  If  there shall be only a partial taking
                       --------------
or condemnation as aforesaid totaling one-third (1/3) or less of the building of which the Premises are part and which shall not substantially prevent Tenant's use of the Premises for purposes of its business, this Lease shall thereafter continue as to the untaken part and Tenant shall be entitled to a reduction in the Basic Rent in such proportion as Landlord shall reasonably deem fair and equitable.

         Section 11.03 Restoration by Landlord. If there shall be partial taking
                       -----------------------
and this Lease shall continue as to the remaining part of the Premises, Landlord at its own expense and as promptly as practicable, shall restore such remaining part as nearly as may be practicable to its former condition, but only upon receipt of, and to the extent of, the condemnation award made on account of such partial taking.

         Section 11.04 Award to Landlord. Landlord reserves the exclusive right
                       -----------------
to negotiate with the condemning authority with respect to any proposed condemnation award, and all damages and compensation paid for the taking under the power of eminent domain, whether for the whole or a part of the Premises and whether by agreement or award, shall belong to and be the property of Landlord. Tenant hereby releases and disclaims any interest or right whatsoever in the award or compensation offered or paid by the condemning authority to the Landlord for the loss of the fee. There is expressly excluded from any right of compensation to the Tenant, and the Tenant expressly waives, any claim against the condemning authority for diminution in the value of the leasehold.

         Section 11.05 Awards Pursuant to Relocation Assistance Act.
                       --------------------------------------------
Notwithstanding the provisions of Section 11.04, there is expressly reserved to Tenant the right to recover against the condemning authority for its actual reasonable expenses in moving its business from the Premises and its actual direct losses in tangible personal property by virtue of the taking, all as contemplated In the Relocation Assistance Act (R.S. 20:4-1 et seq.), and the rules and regulations adopted thereunder.

         Section 11.06 Notice to Tenant.  Landlord shall give  prompt  notice to
                       ----------------
Tenant of any eminent domain  proceedings with respect to the Premises.

                                   ARTICLE XII
                                     Notices
                                    --------

         Section 12.01 Notices. Every  notice  or  demand  required or permitted
                       -------
under this Lease shall, unless otherwise specifically provided herein, be given in writing and shall either be personally delivered to a principal of Landlord or Tenant, as the case may be, (by messenger, or overnight courier, such as Federal Express) or sent by United States Certified Mail, Return Receipt Requested, addressed by the party giving, making or sending the same to the other at the other's address first above given, or to such other address as either party may designate from time to time by a notice given to the other party. All mailed notices shall be effective upon mailing.

                                  ARTICLE XIII
                               Memorandum of Lease
                              --------------------

         Section 13.01 Memorandum of Lease. Tenant shall not  record this Lease,
                       -------------------
but if either party should desire to record a short form of Memorandum of Lease setting forth only the parties, the Premises and the Term, such Memorandum of Lease shall be executed, acknowledged and delivered by both parties upon notice from either party.

                                   ARTICLE XIV
                                       Use
                                       ---

         Section 14.01 Use.  The  premises  shall  be  used for the warehousing,
                      ----
distribution and assembly of video projectors and related items and for no other purpose. In the event Tenant proposes another use, Landlord agrees that its consent shall not be unreasonably withheld. It is agreed that said alternate use shall contain no hazardous materials and shall be unoffensive as relates to noise, odor, etc. Tenant's use of the Premises shall be in compliance with all applicable governmental laws, rules and regulations and ordinances, and other applicable codes including but not limited to the requirements of the Occupational Safety and Health Administration and of any board of fire underwriters or like organization having jurisdiction over the Premises. Tenant shall not store, warehouse, handle or in any other way use highly flammable material, red label items, toxic items, corrosives, poisons and oxidizers or other hazardous substances anywhere on the Premises.

                                   ARTICLE XV
                          Assignment, Subletting, etc.
                          ---------------------------

         Section 15.01 Assignment, Subletting, etc.   Tenant  shall  not   sell,
                       ---------------------------
assign, mortgage, pledge or, in any manner, transfer or encumber this Lease or any estate or interest hereunder, or sublet the Premises or any part thereof, without the previous written consent of Landlord, which consent shall not be unreasonably withheld. In any of the events aforesaid, Tenant nevertheless shall remain primarily liable for the payment of the Basic Rent and all additional rents, and for the performance of Tenant's other covenants and obligations hereunder. No consent to any assignment of this Lease or subletting of any or all of the premises shall be deemed or be construed as a consent by Landlord to any further or additional assignment or subletting. In the event of any assignment of this Lease, the assignee shall assume, by written recordable instrument reasonably satisfactory to Landlord, the due performance of all of Tenant's obligations under this Lease. No assignment shall be valid or effective in the absence of such assumption. A true copy of such assignment and the original assumption agreement shall be delivered to Landlord within ten (10) days of the effective date of such assignment. If Tenant requests Landlord's consent to an assignment or sub-letting, Tenant shall pay to or on behalf of Landlord any expense, including Landlord's attorney's fees, incurred by Landlord in connection with said request.

         Section 15.02 Transfer of Controlling Interest.  The  above prohibition
                       --------------------------------
against assignment of this Lease and subletting of the Premises shall be construed to prohibit any change or series of changes in the controlling interest of Tenant, whether that change be effected by acquisition, merger, consolidation, change of controlling interest of stock or partnership interests or otherwise

         Section 15.03 Recapture of Premises.  If  at  any time during the Term,
                       ---------------------
Tenant shall have received a bona fide offer from a prospective sub-tenant of the Premises with respect to proposed occupancy as sub-tenant of all or a portion of the Premises, Tenant shall furnish a copy of such offer to Landlord. In addition to the right to exercise reasonable consent with respect to the proposed sub-tenancy, Landlord shall have the right, by written notice given to Tenant within ten (10) days of Landlord's receipt of the copy of such offer, to agree to accept the proposed sub-tenant as a direct tenant of Landlord. In the event that (I) Landlord shall have given timely notice as aforesaid to Tenant,
(ii) Landlord and the prospective sub-tenant shall have entered into a written agreement for direct tenancy by such sub-tenant, and (iii) such sub-tenant shall have entered into occupancy of the Premises and commenced direct payment of rent to Landlord, then automatically upon the occurrence of all three such events, Landlord and Tenant hereunder shall be and become released from any further obligation under the Lease, and the Lease between Landlord and Tenant hereunder shall be deemed terminated and of no further force and effect (rental to be adjusted as of the date of termination). If Landlord shall not have given notice to Tenant within the said ten (10) day period, Landlord shall be deemed to have waived its right to effect a direct tenancy with the proposed sub-tenant. It is understood and agreed that neither party hereto shall be released from its obligations to the other party unless and until Landlord shall have entered into the agreement in writing as aforesaid with the proposed sub-tenant and such sub-tenant shall have entered into occupancy of the Premises and commenced direct payment of rent to Landlord. Unless and until the said events shall have occurred by virtue of which Landlord and Tenant shall have been released from their obligations under the Lease, the Lease shall remain in full force and effect and shall continue to be binding upon Landlord and Tenant.

                                  ARTICLE XVI
                               Landlord's Warranty
                               -------------------

         Section 16.01 Warranty.  Landlord  warrants  that  it  has the right to
                       --------
execute this Lease, and covenants that at the commencement of the Term there will be no covenants, easements, restrictions or liens which would adversely affect Tenant's use of the Premises for the purposes permitted hereunder. Notwithstanding the above, if Landlord shall be unable to give possession of the Premises on the date of commencement of the Term, because of the holding-over or retention of possession of any Tenant, undertenant or occupants, or because of the fact that a Certificate of Occupancy for the Premises has not been procured, or for any other reason not within Landlord's control, then, and in any of such events, Landlord shall not be subject to any liability for failure to give possession on said date, and the validity of this Lease shall not be impaired under such circumstances, nor shall the same be construed in any way to extend the Term, but the rent payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession) until after Landlord shall have given Tenant written notice that the Premises are substantially ready for Tenant's occupancy.

                                  ARTICLE XVII
                                  Subordination
                                ----------------

         Section 17.01 Subordination to Mortgages. This Lease is hereby made and
                       --------------------------
shall be subject and subordinate to all mortgages which may now or hereafter affect the premises, and to all renewals, modifications, consolidations, replacements or extensions thereof.

         Section 17.02 Tenant's Certificate.   Notwithstanding   the   automatic
                       --------------------
applicability, as to all current and future mortgages, of the subordination of this Lease, Tenant shall, upon request of Landlord, execute any instrument which may be deemed necessary or desirable by Landlord to confirm such subordination or as otherwise required for mortgage financing or sale of the Premises including but not limited to, certified financial statements and estoppel certificates executed and acknowledged to any mortgages or purchaser, or any proposed mortgage lender or purchaser, including but not limited to certifications that this Lease is in full force and effect or, if not, in what respect it is not; that this Lease has not been modified, or the extent to which it has been modified; and that there are not existing defaults hereunder to the best of Tenant's knowledge, or specifying the defaults, if any. If Tenant fails to respond after due notice within seven (7) days, it shall automatically constitute affirmation of the items contained in the estoppel statement.

                                 ARTICLE XVIII
                            Non-Liability of Landlord
                           --------------------------

         Section 18.01 Non-Liability of Landlord.    Landlord   shall   not   be
                       -------------------------
responsible or liable to Tenant for any loss, damage or injury to person or property that may be occasioned by the acts or omissions of Landlord or of persons occupying any space adjacent to or adjoining the Premises, or any part thereof, including, not in limitation of the foregoing, loss, damage or injury resulting to Tenant or to any other person or to any property of Tenant or of any other person, from water, gas, steam, fire or the bursting, stoppage or leakage of sewer pipes.

                                  ARTICLE XIX
                           Indemnification of Landlord
                           ---------------------------

         Section 19.01 Indemnification of Landlord. Tenant agrees to indemnify
                       ---------------------------
and save Landlord harmless from and against all liability and all loss, cost and expanse, including reasonable attorney's fees and costs, arising out of the operation, maintenance, management and control of the Premises or in connection with (a) any injury or damage whatsoever caused to or by any person, including Tenant, its employees, contractors, or agents, or to property including Tenant's property, arising out of any occurrence on the Premises; (b) any breach of this Lease by Tenant; (c) any act or omission of Tenant or of any person on the Premises, occurring in, on or about the Premises; or (d) any contest or proceeding brought by Tenant as may be provided for herein. The provisions hereof are not intended to abrogate the provisions of Section 5.05 hereinabove ("Waiver of Subrogation"). In the event that either party breaches the Lease, in addition to its rights under this Lease, either party shall have the right to recover reasonable attorney's fees.

                                   ARTICLE XX
                              Defaults and Remedies
                              ---------------------

         Section 20.01 Tenant's Defaults.   If  Tenant  defaults  in  the timely
                       -----------------
payment of Basic Rent or any additional rent or sum herein reserved, as required in this lease, or if Tenant defaults in compliance with any of the other covenants or conditions of this Lease and fails to cure such default, other than the payment of Basic Rent or any additional rent or sum herein reserved, within fifteen (15) days after the receipt of notice specifying the default, then at the expiration of said fifteen (15) days, landlord may (a) cancel and terminate this Lease upon written notice to Tenant (whereupon the Term shall terminate and expire, and Tenant shall then quit and surrender the Premises to Landlord, but Tenant shall remain liable as hereinafter provided); and/or (b) at any time thereafter re-enter and resume possession of the Premises as if this Lease had not been made, Tenant hereby waiving the service of any notice of intention to re-enter or to institute legal proceedings to that end.

         Section 20.02 Re-entry by Landlord. If this Lease shall  be  terminated
                       --------------------
or if Landlord shall be entitled to re-enter the Premises and dispossess or remove Tenant under the provisions of Section 20.01 (either or both of which events are hereinafter referred to as a "Termination"), Landlord or Landlord's agents or servants may immediately or at any time thereafter re-enter the Premises and remove therefrom Tenant, its agents, employees, servants, licensees and any sub-tenants and other persons, firms or corporations, and all or any of its or their property therefrom, either by summary dispossess proceedings or by any suitable action or proceeding at law or by peaceable re-entry or otherwise, without being liable for indictment, prosecution or damages therefor, and my repossess and enjoy the Premises, including all additions, alterations and improvements thereto.

         Section 20.03 Effect of Termination.  In case of Termination, the Basic
                       ---------------------
Rent and all other charges required to be paid by Tenant hereunder shall thereupon become due and shall be paid by Tenant up to the time of the Termination, and Tenant shall also pay to Landlord all reasonable expenses which Landlord may then or thereafter incur as a result of or arising out of a Termination, including but not limited to court costs, attorneys' fees, brokerage commissions and costs of terminating the tenancy of Tenant, re-entering, dispossessing or otherwise removing Tenant, restoring the Premises to good order and condition, and from time to time altering and otherwise preparing the same for reletting. Upon a Termination, Landlord may, at any time and from time to time, re-let the Premises, in whole or in part, either in its own name or as Tenant's agent, for a term or terms which, at Landlord's option, may be for the remainder of the then current Term, or for any longer or shorter period. Landlord agrees to use its best efforts to re-let the Premises.

         Section 20.04 Damages. In addition to the payments required by Section
                       -------
20.03 hereinabove, Tenant shall be obligated to, and shall pay to Landlord upon demand and at Landlord's option:

         a. Liquidated damages in an amount which, at the time of the Termination, is equal to the excess, if any, of the then present amount of the installments of Basic Rent reserved hereunder, for the period which would otherwise have constituted the unexpired portion of the then current Term, over the then present rental value of the Premises for such unexpired portion of the then current Term; or

         b. Damages (payable in monthly installments), in advance, on the first day of each calendar month following the Termination, and continuing until the date originally fixed herein for the expiration of the then current Term in amounts equal to the excess, if any, of the sums of the aggregate expenses paid by Landlord during the month immediately preceding such calendar month for all such items as, by the terms of this Lease, are required to be paid by Tenant, plus an amount equal to the installment of Basic Rent which would have been payable by Tenant hereunder in respect to such calendar month, had this Lease not been terminated, over the sum of rents, if any, collected by or accruing to Landlord in respect to such calendar month pursuant to a re-letting or to any holding over by any sub-tenants of Tenant.

        Section 20.05 No Obligation to Re-let. Landlord shall In no event be
                      -----------------------
liable for failure to re-let the Premises, or in the event that the Premises are re-let, for failure to collect rent due under such re-letting; and in no event shall Tenant be entitled to receive any excess of the Basic Rent over the sums payable by Tenant to Landlord hereunder but such excess shall be credited to the unpaid rental due hereunder, and to the expenses of re-letting and preparing for re-letting as provided herein. Landlord agrees to use its best efforts to re-let the Premises.

         Section 20.06 Successive Suits.  Suit  or  suits  for  the  recovery of
                       ----------------
damages hereunder, or for any installments of rent, may be brought by Landlord from time to time at its election, and nothing herein contained shall be deemed to require Landlord to postpone suit until the date when the Term would have expired if it had not been terminated under the provisions of this Lease, or under any provision of law, or had Landlord not re-entered into or upon the Premises.

         Section 20.07 Acceleration.  Anything  to  the  contrary   hereinbefore
                       ------------
notwithstanding, Landlord shall have the option to accelerate all future rentals due and hold Tenant responsible, in advance, for the aggregate "damages" (as described in this Article XX) to be suffered by Landlord during the remainder of then current Term or renewal term, as wall as damages covering any renewal term, the option for which shall have been exercised by Tenant.

         Section 20.08 Late Fee. Landlord, at its option, in addition to any and
                       --------
all remedies available to it, shall have the right to charge legal fees and court costs necessary to collect late rental; as well as a late fee which shall become due and payable when any rental remains unpaid after the first (1st) day of the month in which said rent was due, which fee shall be eight (8%) percent per month in the amount of such overdue rent; or in the event that rent is received after the 15th, said fee shall be twelve (12%) per month in the amount of such overdue rent. Notwithstanding the above, the Landlord agrees it shall not charge a late fee for the first two late payments per year, provided the rental is received by the tenth (10th) day of the month in which it is due.

         Section 20.09 Waiver of Redemption. Tenant hereby waives all rights  of
                       --------------------
redemption to which Tenant or any person claiming under Tenant might be entitled, after an abandonment of the Premises, or after surrender and acceptance of the Premises and the Tenant's leasehold estate, or after a dispossession of Tenant from the Premises, or after a termination of this Lease, or after a judgment against Tenant in an action in ejectment, or after the issuance of a final order or warrant of dispossess in a summary proceeding, or in any other proceeding or action Authorized by any rule of law or statute now or hereafter in force or effect.

                                   ARTICLE XXI
                                   Bankruptcy
                                   ----------

         Section 21.01 Bankruptcy, Insolvency, etc. If at any time after the
                       ---------------------------
date of this Lease (whether prior to the commencement of or during the Term) (a) any proceedings in bankruptcy, insolvency or reorganization shall be instituted against Tenant pursuant to any Federal or State law now or hereafter enacted, or any receiver or trustee shall be appointed of all or any portion of Tenant's business or property, or any execution or attachment shall issue against Tenant or any of Tenant's business or property or against the leasehold estate created hereby, and any of such proceedings, process or appointment be not discharged and dismissed within thirty (30) days from the date of such filing, appointment or issuance; or (b) Tenant shall be adjudged a bankrupt or insolvent, or Tenant shall make an assignment for the benefit of creditors, or Tenant shall file a voluntary petition in bankruptcy or petitions for (or enters into) and arrangement or for reorganization, composition or any other arrangement with Tenant's creditors under any Federal or State law now or hereafter enacted, or this Lease or the estate of Tenant herein shall pass to or devolve upon, by operation of law or otherwise, anyone other than Tenant (except as herein provided), the occurrence of any one of such contingencies shall be deemed to constitute and shall be construed as a repudiation by Tenant of Tenant's obligations hereunder and shall cause this Lease ipso facto to be canceled and terminated, without thereby releasing Tenant; and upon such termination Landlord shall have the immediate right to re-enter the Premises and to remove all persons and property therefrom and this Lease shall not be treated as an asset of Tenant's estate and neither Tenant nor anyone claiming by, through or under Tenant by virtue of any law or any order of any Court shall be entitled to the possession of the Premises or to remain in the possession thereof. Upon the termination of this Lease, as aforesaid, Landlord shall have the right to retain as partial damages, and not as a penalty, any prepaid rents deposited by Tenant hereunder, and Landlord shall also be entitled to exercise such rights and remedies to recover from Tenant as damages such amounts as are specified in
Article XX hereof. As used in this Article XXI, the term "Tenant" shall be deemed to include Tenant and it successors and assigns and the guarantor(s), if any, of Tenant's obligations under this Lease.

                                  ARTICLE XXII
                             Utilities and Services
                             ----------------------

         Section 22.01 Utilities and Services.  Except  as   may  otherwise   be
                       ----------------------
provided in this Lease, Tenant shall undertake and be responsible for the Installation and metering in its name of all utilities to the Premises and agrees to pay, on or before the due date, all charges for same directly to the respective utility companies. Such utilities include water, sewer, electricity, heat, power, telephone, A.D.T. Protective Service (or similar service by another company) or other communication service or other utility or service used by, or rendered or supplied to, Tenant at the Premises (or at the building of which the premises form a part) throughout the term. Landlord may, at its option, furnish to Tenant or to any other portion of the building of which the premises are a part of any one or more utilities, services (including elevator), or repairs (which services or repairs shall be chosen at the sole discretion of Landlord) and Tenant shall pay its pro rata share of said utilities, services, or repairs within ten (10) days after Landlord's demand therefore. Failure to make said payment within said ten-day period is defined as a material default on the part of the Tenant. In no event shall Landlord incur any liability to Tenant or any other person by reason of any interruption of or delay in furnishing any utility service to the Premises. If Tenant fails to make any payment as herein provided, Landlord may without further notice, terminate such utility service. Tenant will thereafter be liable for all costs in connection with the termination and reinstallation or reestablishment of services.

         Section 22.02 Electric Current. Tenant's use of electric current  shall
                       ----------------
not exceed the capacity of existing feeders to the building or the risers or wiring installation, and Tenant may not use any electrical equipment which, in the Landlord's reasonable judgment, will overload such installations or interfere with the use thereof by other tenants in the buildings.

                                 ARTICLE XXIII
                               Access to Premises
                              -------------------

Section 23.01 Landlord's Right to Access. Tenant shall permit Landlord or its agents to enter the Premises at any time for the purpose of inspecting or showing the Premises. Tenant may in no way interfere with the Landlord's right to inspect. Tenant shall, upon its being given notice of Landlord's desire or intent to see the Premises and/or within one year prior to the expiration of the Term or any renewal term, permit the usual notice of "To Let", "For Rent" and "For Sale" to be placed at reasonable locations on the Premises and to remain thereon without hindrance and molestation. Landlord shall also have the right, but not the obligation, to enter the Premises at reasonable times to run utility, plumbing or sewer lines, conduits, ducts and the like, over, under or through the Premises, and to make repairs,

                                  ARTICLE XXIV
                                      Signs
                                      -----

         Section 24.01 Erection of Signs. Tenant shall have the right, with the
                       -----------------
prior written consent of Landlord, to erect sips for advertising purposes in connection with its business at the Premises. All signs shall comply with applicable governmental rules and regulations, and Tenant shall remove such signs at the expiration of the Term or sooner termination of this Lease, as the case may be, and restore area to original condition.

         Section 24.02 Repair of Damage.  Tenant  shall  be  responsible for any
                       ----------------
damage caused to the Premises by erection of maintenance on the Premises of said signs, and any damage so caused shall be repaired forthwith at Tenant's sole cost and expense. In the event any sign erected by Tenant is removed during the Term or at the expiration or earlier termination thereof, Tenant shall, at its sole cost and expense, repair any damage whatsoever caused by the removal.

                                  ARTICLE XXV
                                Security Deposit
                                ----------------

         Section 25.01 Security Deposit. Tenant will deposited with Landlord the
                       ----------------
sum of Twenty Three Thousand One Hundred Fifty-Six and 01/100 ($23,156.01) Dollars as security for the payment of the rent due hereunder and the full and faithful performance by Tenant of the covenants and conditions on the part of Tenant to be performed. Said security deposit shall not be deemed a pro-payment of any rental. The security deposit shall be returned to Tenant, without interest, after the expiration of the term, provided that Tenant has fully and faithfully performed all such covenants and conditions and is not in arrears in rent. Landlord may, if it so elects, have recourse to such security to make good any default by Tenant; in which event such recourse shall be deemed to be either
(1) intended by the parties hereto to be a contemporaneous exchange for new value given to the Tenant and in fact a substantially contemporaneous exchange; or (2) in payment of a debt incurred by the Tenant in the ordinary course of business or financial affairs of the Tenant and Landlord, made in the ordinary course of business or financial affairs of the Tenant. Liability to repay said security to Tenant shall run with the reversion and title to the Premises, whether any change in ownership thereof be by voluntary or involuntary alienation. Landlord shall assign or transfer said security for the benefit of Tenant, to any subsequent owner or holder of the reversion or title to the Premises, in which case such assignee or transferee shall become liable for the repayment thereof as herein provided, and the assignor or transferor shall be deemed to be released by Tenant from all liability to return such security. This provision shall be, applicable to every alienation or change in title and shall in no way be deemed to permit Landlord to retain the security after termination of Landlord's ownership of the reversion or title. Tenant shall not mortgage, encumber or assign said security without the prior written consent of Landlord.

                                  ARTICLE XXVI
                                Premises "As Is"
                                ----------------

         Section 26.01 "As Is". Neither Landlord nor Landlord's agents have made
                       -------
any representations or premises with respect to the physical condition of the building of which the Premises are part, the land upon which such building is erected or the Premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the Premises except as herein expressly set forth, and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in this Lease. Tenant has inspected the building and the Premises and is thoroughly acquainted with their condition, and agrees to take the same "as is" and acknowledges that the taking of possession of the Premises by Tenant shall be conclusive evidence that the Premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken.

                                 ARTICLE XXVII
                                   Attornment
                                  -----------

         Section 27.01 Attornment. Tenant agrees that in the event of a sale,
                       ----------
transfer or assignment or sale and lesseback, of Landlord's interest in the real property of which the Premises are part, or any part thereof, including the Premises, or in the event any proceedings are brought for the foreclosure of or for the exercise of any power of sale under any mortgage constituting a lien upon such real property or any part thereof, including the Premises, to attorn to and to recognize such transferee, purchaser, or mortgage, as Landlord under this Lease or, in the case of a sale-leaseback, to continue to recognize Landlord as its lessor under this Lease. The foregoing provisions of this Section shall be self-operative and no further instrument shall be required to give effect to said provisions. Tenant, however, agrees, at the request of the party to which it has attorned, to execute, acknowledge and deliver without charge, from time to time, instruments acknowledging such attornment, and to execute such other documents, including estoppel certificates and certified financial statements, as may reasonably be requested by such party.

                                 ARTICLE XXVIII
                                  Guard Service
                                  -------------

         Section 28.01 Guard Service.  Landlord  may, with the approval of fifty
                       -------------
(50%) percent of the Tenants, provide guard service for the building of which the Premises are a part. Tenant shall pay to the Landlord, as additional rent, together with payment of the Basic Rent, its Pro Rata Share of said service.

                                  ARTICLE XXIX
                                    Elevator
                                   ---------

         Intentionally Omitted

                                   ARTICLE XXX
                                   End of Term
                                   -----------

         Section 30.01 Conditions of Premises. Tenant shall, on the last day of
                       ----------------------
the Term or renewal, as the case may be, or upon the earlier termination of the Lease, peaceably and quietly surrender and deliver up to Landlord the Premises broom-clean (including but not being limited to the floor, walls, ducts, exposed piping, and ceiling), with the Demised Premises and all equipment in or appurtenant thereto, in as good condition and repair as when delivered to Tenant. Landlord may, at its sole option, but at Tenant's sole cost cause to be conducted an examination of leased premises at the termination of the Lease Agreement to determine if Tenant has complied with its obligations hereunder.

                                  ARTICLE XXXI
                               General Provisions
                               ------------------

         Section 31.01 No Waste. Tenant covenants  not to do or suffer any waste
                       --------
or damage, or injury to the Premises or to the fixtures and equipment therein.

         Section 31.02 Landlord's Liability. Landlord and Tenant represent   and
                       --------------------
acknowledge each to the other that in any interaction between Tenant and any representative of Landlord (including but not limited to, any partner, general or limited, of Landlord or any employee of Landlord) relating directly or indirectly to the within Lease Agreement said representative was acting not in his or her individual capacity but solely as a representative of the Landlord. Accordingly, Tenant agrees that if Landlord, through the actions of any of its representatives, shall breach any of the provisions hereof, Tenant shall not institute any claim or suit naming any partner, general and limited, of Landlord, nor any employee of Landlord, on account of said breach by Landlord, of any of the provisions hereof. If Landlord shall breach any of the provisions hereof, Landlord's liability shall in no event exceed Landlord's interest in the premises as of the date of Landlord's breach, and Tenant expressly agrees that any judgment or award which it may obtain against Landlord to be recoverable and satisfied solely out of the right, title and interest of Landlord in and to the Premises, and the Tenant shall have no rights against the partners, general and limited, of Landlord, or rights of lien or levy against any other property of Landlord (or of any person or entity comprising Landlord), nor shall any other property or assets of Landlord be subject to levy, execution or other enforcement proceedings for the collection of any such sums or satisfaction of any such judgment or award. In the event that Tenant wrongfully seeks to assert a claim or lawsuit against any partner, general and limited, of Landlord, or against any of Landlord's employees, Landlord shall be entitled to recover, as against Tenant, Landlord's reasonable attorney's fees and court costs incurred in obtaining the dismissal of said claim or lawsuit pursuant to this Section.

         Section 31.03 Partial Invalidity.  If  any  term  or  provision of this
                       ------------------
Lease or the application thereof to any part or circumstances shall to any extent be invalid or unenforceable, the reminder of this Lease or the application of such term or provision to parties or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

         Section 31.04 No Waiver.  One  or  more  waivers by either party of the
                       ---------
obligation of the other to perform any covenant or condition shall not be construed as a waiver of a subsequent breach of the same or any other covenant or condition. The failure of the Landlord to bill (either in a timely manner or at all) for any rental or additional rental item called for under this Lease Agreement shall not constitute, or be interpreted as, a waiver of Landlord's right to collect same. The receipt of rent by the Landlord, with knowledge of any breach of this Lease by Tenant of any default by Tenant in the observance or performance of any of the conditions or covenants of this Lease, shall not be deemed to be a waiver of any provision of this Lease. Neither the acceptance of the keys nor any other not or thing done by Landlord or any agent or employee during the Term shall be deemed to be an acceptance of a surrender of the Premises, excepting only an agreement, in writing, signed by the Landlord accepting or agreeing to accept such a surrender.

         Section 31.05 Number and Gender. Wherever herein the singular number is
                       -----------------
used, the same shall include the plural, and the masculine gender shall include the feminine and neater genders.

         Section 31.06 Successors and Assigns.   The   terms,   covenants    and
                       ----------------------
conditions herein contained shall be binding upon and inure to the benefit of the respective parties and their successors and assigns.

         Section 31.07 Article and Marginal Headings.  The  article and marginal
                       -----------------------------
headings herein are intended for convenience in finding the subject matters, and are not to be used in determining the intent of the parties of this Lease.

         Section 31.08 Entire Agreement. This instrument contains the entire and
                       ----------------
only agreement between the parties, and no oral statements or representations or prior written matter not contained or referred to in this instrument shall have any force or effect. This Lease shall not be modified in any way or terminated by mutual agreement except by a writing executed by both parties.

         Section 31.09 Obligations also Covenants.  Whenever  in  this Lease any
                       --------------------------
words of obligation or duty are used, such words or expressions shall have the same force and effect as though made in the form of covenants.

         Section 31.10 Cost  of  Performing   Obligations.    Unless   otherwise
                       -----------------------------------
specified, the respective obligations of the parties to keep, perform and observe any terms, covenants or conditions of this Lease shall be at the sole cost and expense of the party so obligated. If Tenant requests Landlord to perform any act for the sole business purposes of Tenant, and if Landlord agrees to perform said act, Tenant agrees to pay to or on behalf of Landlord any expense, including attorney's fees, associated with said act an the part of Landlord.

         Section 31.11 Remedies Cumulative.  The specified remedies to which the
                       -------------------
Landlord or Tenant may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which the Landlord or Tenant may be lawfully entitled in case of any breach or threatened breach of any provision of this Lease.

         Section 31.12 Holding Over. If Tenant holds over after the expiration
                       ------------
or earlier termination of this Lease, and if Tenant is not otherwise in default hereunder, such holding over shall not be deemed to create an extension of the Term, but such occupancy shall be deemed to create a month-to-month tenancy at twice the rental rate, and on the same terms and conditions (except as the same my be then inapplicable) as are in effect on the date of said expiration or earlier termination.

         Section 31.13 Force Majeure.  The  period  of  time during which either
                       -------------
party hereto is prevented from performing any act required to be performed under this Lease by reason of fire, catastrophe, labor difficulties, strikes, lock-outs, civil commotion, acts of God or of the public enemy, governmental prohibitions or preemptions, embargoes, inability to obtain materials or labor by reason of governmental regulations or prohibitions, or other events beyond the reasonable control of Landlord or Tenant, as the ease may be, shall be added to the time for fault under this Lease as the result thereof. The provisions of this Section shall not apply to or in any manner extend or defer the time for any obligations to make payment of moneys required of either party hereunder.

         Section 31.14 Vacancy or Abandonment.  In  the  event that the Premises
                       ----------------------
shall become vacant as the result of being vacated or abandoned by Tenant during the Term, Landlord may re-enter the same, either by peaceable re-entry or otherwise, without being liable to prosecution therefor, and re-let the Premises as agent to Tenant and receive the rent therefor and apply the same first to payment of such expenses as Landlord may be put to in re-entering, and then to payment of rent due under this Lease. In addition, such vacancy or abandonment shall constitute a default under Section 20.01 entitling Landlord to the exercise of all remedies specified in such Section or otherwise allowed by law. In the event that Landlord shall have obtained a judgment for possession rendered by a Court of competent jurisdiction, Landlord my re-enter the premises without the necessity of obtaining a Warrant for Removal.

         Section 31.15 Governing Law.  The  interpretation  and validity of this
                       -------------
Lease shall be governed by the substantive law of New Jersey.

         Section 31.16 Brokerage.  Landlord  and  Tenant  represent  that  Rubin
                       ---------
Realty Associates was instrumental in consummating this Lease. Each party shall indemnify and hold harmless the other from all loss, cost or expense of any nature, including reasonable attorney's fees, arising out of a misrepresentation by such indemnifying party.

         Section 31.17 Floor Loads. Tenant shall not place a load upon any floor
                       -----------
of the Premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient in Landlord's judgment, to absorb and prevent vibration, noise and annoyance.

         Section 31.18 Waiver of Jury Trial. It is mutually agreed by and
                       --------------------
between Landlord and Tenant that the respective parties hereto shall, and they hereby do, waive trial by jury in any action, proceed or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use of or occupancy of the Premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Landlord commences any summary proceedings for non-payment of rent, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

         Section 31.19 No Option. For the convenience of Tenant, this Lease may
                       ---------
be submitted to Tenant prior to its execution by or on behalf of Landlord, but such submission shall not constitute an offer or an option and this Lean shall have been signed and delivered on behalf of Landlord.

         Section 31.20 Modification of Lease Term.  Tenant  shall enter into any
                       --------------------------
reasonable modification of the terms of this Lease requested by any bona fide institutional lender of Landlord to facilitate mortgaging, provided that such modification shall not after the Basic Rent, additional rent or Term hereof. Not in limitation of the foregoing, it is agreed that if requested by an mortgagee, Tenant shall enter into an agreement with Landlord or such mortgagee, as requested, to the effect that this Lease shall not be modified or surrendered, nor rent prepaid, without the consent of such mortgagee.

         Section 31.21 Rules and Regulations. Landlord may, from time to time,
                       ---------------------
promulgate reasonable rules and regulations for the health, safety and welfare of all the tenants of the lands and premises of which the Premises are part, including but not limited to use of any common areas and facilities, and Tenant agrees that such rules and regulations shall, upon notice to Tenant, automatically be incorporated herein as if fully set forth.

         Section 31.22 Restrictions on Tenant.
                       ----------------------

         a. Trash.  Tenant  shall  store and  dispose  of all trash and  garbage
            ------
in suitable containers and locate same as Landlord designates from time to time. Tenant shall not burn any paper, trash or garbage in or about the Demized Premises.

         b. Tenant to Perform its Obligations Under this Lease. The Tenant shall
            --------------------------------------------------
keep the Premises in a clean and sanitary condition, free from vermin and escaping offensive odors.

         c. Plumbing  Facilities.   Tenant shall not use or permit others to use
            --------------------
any plumbing facilities in the Demised Premises for any purpose other than that for which they were constructed or to dispose of any damaging or injurious substance or any grease or garbage therein.

         d. Obstructions.   Tenant  shall  not obstruct,  or  permit  others  to
            ------------
obstruct, any entrances to the building or the halls and stairs or loading facilities thereof. Landlord may prohibit congregation by employees in hallways and other common areas.

         e. Storage. Tenant is prohibited from storing any materials, equipment,
            -------
parts, pallets or any other items used in its business outside of Demised Building Premises.

         Section 31.23 Quiet Enjoyment.  Upon  the payment of the Basic Rent and
                       ---------------
all additional rents and sums herein reserved and due and upon the due performance of all the terms, covenants and conditions herein contained on Tenant's part to be kept and performed, Tenant shall and may at all times during the Term peaceably and quietly enjoy the Premises, subject to the terms of this Lease.

                                  ARTICLE XXXII
                                   Definitions
                                  ------------

         Section 32.01 "Re-enter  and  Re-entry".   The   term   "re-enter"  and
                       -----------------------
"re-entry" as used in this Lease are not restricted to their technical, legal meaning.

         Section 32.02 "Landlord".  The  term  "Landlord"  as used in this Lease
                       -----------
means only the holder, for the time being, of Landlord's interest under this Least so that in the event of any transfer of title to the Premises, Landlord shall be and hereby is entirely freed and relieved of all obligations of Landlord hereunder accruing after such transfer, and it shall be deemed without further agreement between the parties that such grantee, transferee or assignee has assumed and agreed to observe and perform all obligations of Landlord hereunder arising during the period it is the holder of Landlord's interest hereunder.

         Section 32.03 "Lease Interest Rate". The term "Lease Interest Rate", as
                       ---------------------
used in this Lease, shall mean interest at the then current "prime" plus four (4%) percent rate of interest charged by First Fidelity Bank, Newark, Now Jersey, to its commercial customers.

         Section 32.04 "Tenant's  Pro Rata  Share".  The term "Tenant's Pro Rata
                       ---------------------------
Share" as it appears in this Lease shall be Forty-Four (44.0%) Percent.

         Section 32.05 "Additional Rent".  All  costs  and  charges  of whatever
                       -----------------
nature to be paid by Tenant under this Lease, whether to be made to Landlord or to any other party, shall be deemed additional rent, whether or not expressly so stated elsewhere in this Lease.

                                 ARTICLE XXXIII
                                     Parking
                                    --------

         Section 33.01 Parking. Tenant shall have the non-exclusive privilege to
                       -------
use such common parking areas of the property for the parking of Tenant's motor vehicles as may be made available from time to time by Landlord, in common with others to whom Landlord may grant such privilege provided such motor vehicles shall not obstruct or otherwise interfere with the loading platforms of any other tenant.

                                 ARTICLE XXXIV
                             Submission Not Binding
                            -----------------------

         Section 34.01 Submission Not Binding. Submission by the Landlord of the
                       ----------------------
within Lease for execution by the Tenant shall confer no rights nor impose any obligations an either party, unless and until both the Landlord and Tenant shall have executed this Lease and duplicate originals thereof shall have been delivered to the respective parties.

                                  ARTICLE XXXV
                                 EDA, HUD, ETC.
                                 --------------

         Section 35.01 EDA, HUD, etc., Documents. Tenant shall execute and
                       --------------------------
deliver to Landlord, within three (3) days of request therefor, all documents and certifications of any nature, including but not limited to financial statements certified to be true and accurate and application forms, which shall be deemed necessary or advisable by Landlord in connection with Landlord's making of application for and/or procuring financing which shall be issued or guaranteed by, or shall otherwise involve any form of financial assistance or intervention by, the New Jersey Economic Development Authority (EDA), the Housing and Urban Development Agency of the United States (HUD), and/or any other federal, state or local government agency or instrumentality. Anything to the contrary in this Lease notwithstanding, if the EDA shall disapprove this Lease or the occupancy of the Premises by Tenant, this Lease shall thereupon be null and void, to the same effect as if there were a termination pursuant to
Section 10.03 hereof.

                                 ARTICLE XXXVI
                              Compliance With Laws
                             ---------------------

         Section 36.01 Compliance With Laws.  Tenant  shall,  at  Tenant's  sole
                       --------------------
expense  (pro  rata  or  otherwise),   promptly  execute  and  comply  with  all
requirements of all laws, orders, Federal, state, county and municipal authorities and any board of fire underwriters or similar organization having jurisdiction over the Premises, (now or hereinafter enacted) concerning the Premises and/or the use and occupancy thereof, including but not limited to all requirements of the Occupational Safety and Health Administration and Tenant shall not make any claim against Landlord for any expense or damages resulting from such execution and compliance. Tenant shall also comply with the Industrial Site Recovery Act, N.J.S.A. 13:11K.6 et seq., and shall do all things and execute all documents necessary for said compliance including, but not limited to, the submission to the New Jersey Department of Environmental Protection of all necessary documentation upon the termination of this Lease, the termination of the use set forth in Section 14.01 hereof or the conveyance of title to the Premises. Tenant shall be responsible, at Tenant's sole cost and expense, to obtain the issuance (if required by law) of a Certificate of Occupancy.

         IN WITNESS WHEREOF THE PARTIES HERETO AND HEREUNDER SET THEIR HANDS AND SEALS THIS _____ DAY OF _____________, 2000.

LANDLORD:                                                       TENANT:




1413 Chestnut Street Partnership                      Vidikron of  America, Inc.

I hereby unconditionally guarantee each tenancy obligation of the corporate tenant herein.

This guarantee is my individual guarantee and is not revocable, and is given to the Landlord as additional consideration to induce the Landlord to enter into this Lease.




James Wellnitz

                               ENVIRONMENTAL RIDER
                              ---------------------
                                 ISRA COMPLIANCE
                                 ---------------

A. Tenant shall, at Tenant's own expense, comply with the Industrial Site Recovery Act, N.J.S.A. 13:1K-6 et seq., the regulations promulgated thereunder and any amending successor legislation and regulations ("ISRA"). Tenant shall, at Tenant's own expense, make all submissions to, provide all information to, and comply with all requirements of, the Industrial Site Evaluation Element or its successor ("Element") of the New Jersey Department of Environmental Protection and Energy or its successor ("NJDEPE").

B. Provided this Lease is not previously canceled or terminated by either party or by operation of law, Tenant shall commence its submission to the Element in anticipation of the end of the Lease term, no later than one year prior to the expiration of the Lease term.

C. For purposes of this paragraph, the term "Environmental Documents" shall mean all environmental documentation concerning the premises or its environs, in the possession or under the control of Tenant, including without limitation all sampling plans, cleanup plans, preliminary assessment plans and reports, site investigation plans and reports, remedial investigation plans and reports, remedial action plans and reports or the equivalent, sampling results, sampling result reports, date, diagrams, charts, maps, analyses, conclusions, quality assurance/quality control documentation, correspondence to or from the Element or any other municipal, county, state or federal governmental authority, submissions to the Element or any other municipal, county, state or federal governmental authority and directives, orders, approvals and disapproval's issued by the Element or any other municipal, county, state or federal governmental authority. During the term of this Lease and subsequently promptly upon receipt by Tenant or Tenant's representatives, Tenant shall deliver to Landlord all Environmental Documents concerning or generated by or on behalf of Tenant, whether currently or hereafter existing.

D. Tenant shall notify Landlord in advance of all meetings scheduled between Tenant or Tenant's representatives and NJDEPE or any other
          environmental    authority,    and    Landlord    and       Landlord's
          representatives shall have the right, without the obligation, to attend and participate in all such meetings.

E. Should the Element or any other division of NJDEPE or other governmental authority determine that a remedial action workplan be prepared and that remediation be undertaken because fill materials, or hazardous or toxic substances, pollutants or wastes exist, or have been spilled, discharged or placed in, on, under or about the premises during the Lease term, Tenant shall, at Tenant's own expense, promptly prepare and submit a remedial action workplan and establish a remediation funding source, which plan and funding source shall be satisfactory to Landlord and shall promptly implement the approved remedial action workplan to the satisfaction of Landlord. In no event shall Tenant's remedial action involve engineering or institutional controls, including without limitation capping, deed notice, declaration of restriction or other institutional control notice pursuant to P.L. 1993, c.139, and notwithstanding NJDEPE's requirements, Tenant's remedial action shall meet the most stringent NJDEPE remediation standards for soil, surface water and groundwater. Promptly upon completion of all required investigatory and remedial activities, Tenant shall restore the affected areas of the premises from any damage or condition caused by the work, including without limitation closing, pursuant to law, any wells installed at the premises.

F. At no expense to Landlord, Tenant shall promptly provide all information requested by Landlord or NJDEPE for preparation of a non-applicability affidavit, de minimus quantity exemption application, limited conveyance application or other submission and shall promptly sign such affidavits and submissions when requested by Landlord or NJDEPE.

G. Should Tenant's operations at the premises be outside of those industrial operations covered by ISRA, Tenant shall, at Tenant's own expense, obtain a letter of non-applicability or de minimus quantity exemption from the Element prior to termination of the Lease term and shall promptly provide Tenant's submission and the Element's exemption letter to Landlord. Should Tenant obtain a letter of non-applicability or a de minimus quantity exemption from the Element, then Tenant shall, at Landlord's option, hire a consultant satisfactory to Landlord to undertake sampling at the premises sufficient to determine whether fill materials, or hazardous or toxic substances, pollutants or wastes exist or have been spilled, discharged or placed, in, on, under or about the premises during the Lease term. Tenant's sampling shall also establish the integrity of all underground storage tanks at the premises. Should the sampling reveal any spill, discharge or placing of fill materials, or of hazardous or toxic substances, pollutants or wastes, in, on, under or about the premises, then Tenant shall, at Tenant's expenses, prior to the expiration or earlier termination of the Lease term, promptly remediate the premises to the satisfaction of Landlord and NJDEPE. In no event shall Tenant's remedial action involve engineering or institutional controls, including without limitation capping, deed notice, declaration of restriction or other institutional control notice pursuant to P.L. 1993, c.139, and notwithstanding NJDEPE's requirements, Seller's remedial action shall meet the most stringent NJDEPE remediation standards for soil, surface water and groundwater.

H. If Tenant fails to obtain either: (i) a non-applicability letter; (ii) a de minimus quantity exemption; (iii) an unconditional approval of Tenant's negative declaration; or (iv) a no further action letter with respect to Tenant's remedial action workplan; (collectively referred to as "ISRA Clearance") from the Element; or fails to remediate the premises pursuant to subparagraph (G) above, prior to the expiration or earliest termination of the Lease term, then upon the expiration or earlier termination of the Lease term Landlord shall have the option either to consider the Lease as having ended or to treat Tenant as a holdover tenant in possession of the premises. If Landlord considers the Lease as having ended, then Tenant shall nevertheless be obligated to promptly obtain ISRA Clearance or fulfill the obligations set forth in subparagraph (G) above, as the case may be. If Landlord treats Tenant as a holdover tenant in possession of the premises, then Tenant shall monthly pay to Landlord double the regular and additional monthly rent which Tenant would otherwise have paid, until such time as Tenant obtains ISRA Clearance or fulfills its obligations under subparagraph (G) above, as the case may be, and during the holdover period all of the terms of this Lease shall remain in full force and effect.

I. Tenant represents and warrants to Landlord the Tenant intends to use the premises for _____________________, which operations have the following Standard Industrial Classification ("S.I.C.") numbers as defined by the most recent edition of the Standard Industrial Classification Manual published by the Federal Executive Office of the President, Office of Management and Budget: _____________________. Tenant's use of the premises shall be restricted to the classifications set forth above unless Tenant obtains Landlord's prior written consent to any change in use of the premises. Prior to the commencement date of Tenant's Lease term, Tenant shall supply to the Landlord an affidavit of an officer of Tenant ("Officer's Affidavit") setting forth Tenant's S.I.C. numbers and a detailed description of the operations and processes Tenant shall undertake at the premises, organized in the form of a narrative report including a description and quantifications of hazardous or toxic substances, pollutants and wastes to be generated, manufactured, refined, transported, treated, stored, handled or disposed of at the premises, Following commencement of the Lease term, Tenant shall notify Landlord by way of a supplemental Officer's Affidavit as to any changes in Tenant's operation, S.I.C. numbers or use, generation, manufacture refining, transportation, treatment, storage, handling or disposal of hazardous or toxic substances, pollutants and wastes.

J. Tenant shall permit Landlord and Landlord's agents, servants and employees, including but not limited to legal counsel and environmental consultants and engineers, access to the premises for the purposes of environmental inspection and sampling during regular business hours, or during other hours either by agreement of the parties or in the event of any environmental emergency. Tenant shall not restrict access to any part of the premises, and Tenant Shall not impose any conditions to access. In the event that Landlord's environmental inspection shall include sampling and testing of the premises, Landlord shall use its best efforts to avoid unreasonably interfering with Tenant's use of the premises, and upon completion of sampling and testing shall, to the extent reasonably practicable, repair and restore the affected areas of the premises from any damage caused by the sampling and testing.

K. Tenant shall indemnify, defend and hold harmless Landlord from and against all claims, liabilities, losses, damages, penalties and costs, foreseen or unforeseen, including without limitation counsel, engineering and other professional or expert fees, which Landlord may incur resulting directly or indirectly, wholly or partly from Tenant's action or non-action with regard to Tenant's obligations under this Paragraph.

L. This paragraph shall survive the expiration or earlier termination of this Lease. Tenant's failure to abide by the terms of this paragraph shall be restrainable by injunction.

LANDLORD:                                                       TENANT:




1413 Chestnut Street Partnership                      Vidikron of  America, Inc.

                                   SCHEDULE B
                                   ----------

Landlord agrees that it shall make the following alterations to the office space as specified on Schedule A attached.

         1. Landlord agrees to remove the existing corridor wall (shown as Item 1 on Schedule A);

         2. Landlord agrees to construct a new sheetrock wall (shown as Item 2 on Schedule A);

         3. Landlord  agrees that the new and existing offices shall be painted;

         4. Landlord agrees that the new and existing offices shall have new carpeting installed;

         5. Landlord agrees that ceiling tiles will be installed or replaced, as necessary;

         6. Landlord agrees that the existing offices shall have a central HVAC system;

         7. Landlord agrees that the existing lavatory and kitchen shall be cleaned and painted;

         8. Landlord agrees that the Showroom (designated as Item 3 on  Schedule
            A) shall be renovated as follows: new carpeting shall be installed, the walls shall be painted, and ceiling tiles shall be replaced where necessary. Landlord further agrees to remove the existing sink from the Showroom.

         9. Landlord agrees to construct a new room, the Repair Room (designated as Item 4 on Schedule A). Repair Room shall have floor to ceiling walls and one set of double doors leading into the warehouse. It is agreed that the Repair Room shall not require a drop ceiling, floor tiles or separate heat.

        10. Tenant agrees to provide an air conditioning unit for the Showroom and Repair Room and to provide and install all appropriate ductwork. Landlord agrees that it shall electrically connect said air conditioning unit.

        11. Landlord agrees to replace two personnel doors in the warehouse.

        12. Landlord agrees to install metal bars over all existing side and rear windows.

        13. Landlord   agrees  to cut  the  overgrowth  in the  rear  courtyard.
            Thereafter, however, Tenant agrees that it shall be responsible for all maintenance of the courtyard.

        14. Landlord agrees that the existing lighting fixtures shall be in good working order upon Tenant's occupancy.

        15. Landlord agrees to repair any holes in the warehouse floor.

        16. Landlord agrees that the existing plumbing, heating and sprinkler system shall be in good working order upon occupancy.

LANDLORD:                                                       TENANT:




1413 Chestnut Street Partnership                      Vidikron of  America, Inc.

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